ERI INVESTOR PRESENTATION

(NASDAQ: ERII)

2017

energy recovery™

FORWARD LOOKING STATEMENT

This presentation contains forward-looking statements within the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this report include, but are not limited to, statements about our expectations, objectives, anticipations, plans, hopes, beliefs, intentions, or strategies regarding the future. Forward-looking statements that represent our current expectations about future events are based on assumptions and involve risks and uncertainties. If the risks or uncertainties occur or the assumptions prove incorrect, then our results may differ materially from those set forth or implied by the forward-looking statements. Our forward-looking statements are not guarantees of future performance or events. Words such as "expects," "anticipates," "believes," "estimates," variations of such words, and similar expressions are also intended to identify such forward-looking statements.

These forward-looking statements are subject to risks, uncertainties, and assumptions that are difficult to predict; therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect management's opinions only as of the date of this presentation. All forward-looking statements included in this presentation are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected in the forward-looking statements, as disclosed from time to time in our reports on Forms 10-K, 10-Q, and 8-K as well as in our Annual Reports to Stockholders and, if necessary, updated in our quarterly reports on Form 10 Q or in other filings. We assume no obligation to update any such forward-looking statements. It is important to note that our actual results could differ materially from the results set forth or implied by our forward-looking statements.

Who We Are

An energy solutions provider and technology leader in applying fluid dynamics and advanced materials science

Pressure Energy is our Arbitrage

What We Do

- Create markets to preserve or eliminate pumps that are subject to and destroyed by hostile process fluids
- Convert wasted pressure energy into a reusable asset

Core End-Markets

OIL & GAS | **WATER** | **CHEMICALS**



HISTORY OF ENERGY RECOVERY

1992 - 2014	2015	2016
Developed Pressure Exchanger Technology	New Corporate Strategy and Management Team	Commenced collaborative VorTeq testing with Schlumberger
Invested in R&D	Signed 15-year license with Schlumberger	Secured largest purchase order in company history
Established Market Leadership in Desalination	Installed first Energy Recovery device in Saudi Aramco production portfolio	Record company gross margins
Increased shipments of Energy Recovery Devices Worldwide	Revenues up 47% in 2015	2014-2016 revenue CAGR of >30%

INVESTMENT HIGHLIGHTS

Growth

- Commercialize VorTeq Technology
- Further penetration of Saudi Aramco production portfolio
- New product introduction and early stage partner in 2017

Perpetual Innovation

- Pressure exchanger technology, adaptable to other industries
- Target-rich product development road map
- World-class engineering talent – critical mass of PhD assets

Validation of New Corporate Strategy & Management Team

- Signed 15 year exclusive licensing agreement with Schlumberger
- Corporate speed and agility – new product introductions on 12 month cycle

Financial Strength

- Industry leading balance sheet (~$100MM in cash, no debt)

Desalination PX Cutaway



Tungsten Carbide PX for Energy Applications


Sleeve
Rotor with ducts
(only moving part)
End covers

Pressure Exchange in Motion


HIGH PRESSURE
LOW PRESSURE
HIGH PRESSURE
LOW PRESSURE

PRODUCT PORTFOLIO

WATER

Making Desalination Affordable

Pressure Exchanger



energy
recovery

17,000 Installations on 7 continents

OIL & GAS



VorTeq

Hydraulic Fracturing: **VorTeq**

CHEMICALS



IsoBoost Applications
- Gas Processing
- Ammonia



IsoGen Applications
- Gas Processing
- Pipelines
- Ammonia

Continue to invest in R&D

- **27.5%** of OPEX in 2014
- **20.2%** of OPEX in 2015
- **27.8%** of OPEX in 2016



energy recovery
Derivative of Pressure Exchanger
SLB Licensing Revenue
Desal
$?M
Develop derivatives of Pressure Exchanger Technology every 24 months, in annual cycles
~$80M to $200M per annum
~$50M
2015
2020+
$45M
Incremental Revenue Opportunity
$200M+

	High rates of flow	✓
	High pressure differentials	✓
	High capital intensity in the form of pumps and ancillary equipment	✓
	Hostile process fluid applications	✓

Flow x Pressure Differential = Energy Density

EFFICIENT FRONTIER OF PRODUCT OPTIONALITY



Desalination
$15 - $20M FCFE
Cash Cow/ Funding Mechanism
Early-stage Businesses / Real Options
VorTeq™ – 2015, exclusive licensing agreement with SLB
PX / VorTeq derivatives – target rich product development road map
IsoGen™ – 2015, installed first ERD in Saudi Aramco facility
IsoBoost™ – 2016 secured PO totaling up to $11M
Return
Risk (*technology, execution, capital)*

Targeting 24 month development cycles, commencing every twelve months


Concept cycle begins
Next concept cycle begins
Proof of concept
Concept
Derive value proposition
Prototype design and manufacturing
Consummate long-term strategic partnership consummation
Manufacture commercial units
Size and segment market
Consummate early adoption partnership
Initiate field trials
Conclude field trials
Generate product revenues
1
12
24
Months

~$4B NEAR-TERM ADDRESSABLE MARKET OPPORTUNITY



TAM (Billions)
$4.0B
$3.5B
$3.0B
$2.5B
$2.0B
$1.5B
$1.0B
$0.5B
0
$50M
$1.4B
$1.3B
$840M
~$4B
?
Water
Upstream
Midstream
Ammonia
TOTAL
New Opportunities
WATER
OIL & GAS
CHEMICALS
EMERGING

Desalination

The "PX Pressure Exchanger"

- 17,000 PX Devices Installed Worldwide
- 25-year Life with No Maintenance
- Dominant Global Market Share
- 60%+ Gross Margins

Compelling Short and Long Term Market Opportunity

- Global Water Demand / Supply Gap
- Expand Product Offering and Procurement Vehicle Options – Energy Services Agreements

Significant Cash Flow Funds Growth Initiatives



Emerging Markets
Energy

VORTEQ HYDRAULIC PUMPING SYSTEM

Hydraulic Piston Concept


13

Fluid Flows in Pressure Exchanger


Low Pressure Frac Fluid IN
High Pressure Frac Fluid OUT
High Pressure Clean Water IN
Low Pressure Clean Water OUT

PX on Missile



VorTeq Missile


VorTeq

Status Quo


SAND TANK
CHEMICAL TANK
WATER TANK
HIGH PRESSURE PUMP FLEET
MISSILE
DOWNHOLE
BLENDER
HIGH PRESSURE PUMP FLEET

With VorTeq


WATER TANK
SAND TANK
CHEMICAL TANK
BLENDER
LP CLEAN WATER OUT
LP FRAC FLUID IN
HIGH PRESSURE PUMP FLEET
HP CLEAN WATER IN
VorTeq™
HP FRAC FLUID OUT
DOWNHOLE

IS VORTEQ DISRUPTIVE?

Status Quo → **With VorTeq** → **Centrifugal Pump Model**

Existing Pumping Model with 15 to 20 PD Pumps





1. **Reduced Maintenance:**
   $3M to $4M p/yr p/fleet
2. **Decreased Pump Redundancy / Lower CAPEX:**
   $1M to $2M p/yr p/fleet

New Pumping Model with 3 to 4 Centrifugal Pumps



3. **Centrifugal Pump Model**
   $8M to $12M p/yr p/fleet

SLB LICENSING AGREEMENT STRUCTURE

- **Agreement provides exclusive rights to ERI's VorTeq™ Hydraulic Pumping System for on-shore hydraulic fracturing (Field of Use)**
  - Commercializes the VorTeq™ technology with one of the industry's most respected oil-field services companies
- **Highlights**
  - Schlumberger paid an upfront **$75M** exclusivity fee (15 year revenue recognition)
  - Schlumberger will pay two separate **$25M** milestone payments (for a total of **$50M**) subject to certain KPI's (revenue recognition in period milestone achieved)
    - ✓ Milestone 1: Five stage frac on test well at SLB Oklahoma facility
    - ✓ Milestone 2: Twenty stage frac on E&P well
  - Commercialization and minimum adoption curves
    - ✓ Commercialization: New manifold/missile design implemented and ready for field use
    - ✓ Existing PD pumping model – VorTeq adoption beginning in 2018, 100% fleet penetration by 2023. Royalty rate of $1.5M per VorTeq per year
    - ✓ New pumping model – pump model conversion beginning in 2021, 100% fleet conversion by 2026. Triggers increased royalty rate
  - Royalty payments on a "take or pay" basis



Emerging Markets

Gas Processing, Ammonia, Pipelines

IsoBoost recovers pressure energy and increases reliability of pumping systems

- Save Millions of Dollars in Energy over life of plant
- Improve Reliability, Availability, Maintainability
- Decrease Carbon Footprint



Helps plants save energy, reduce maintenance, and run more profitably

Status Quo


SWEET GAS
LEAN AMINE
CONTACTOR
HIGH PRESSURE PUMP
HIGH PRESSURE PUMP
HIGH PRESSURE PUMP
SOUR GAS
RICH AMINE
LETDOWN VALVE
HEAT EXCHANGER
TO REGENERATOR
FROM REGENERATOR

Wasted Pressure Energy & High Pump CAPEX

With IsoBoost


SWEET GAS
LEAN AMINE
CONTACTOR
REDUCED SIZE HIGH PRESSURE PUMP
SOUR GAS
IsoBoost™ System
TO REGENERATOR
RICH AMINE
HEAT EXCHANGER
FROM REGENERATOR

Reduced OPEX & Pump CAPEX

Status Quo


LOST
ENERGY
LOST
ENERGY
LOST
ENERGY
Mountain
Pumping station
Terminal or refinery

Vertical Pipelines Must Be Depressurized

With IsoBoost


RECOVER LOST ENERGY
ELIMINATE CHOKE VALVES
Mountain
IsoGen
Pumping station
Terminal or refinery

Pressure Generating Power



Strategic Imperatives

Short Term and Long Term Goals

STRATEGIC IMPERATIVES



Commercialize VorTeq

- On schedule to achieve Milestone I and II in 2017, begin deployment in 2018



Product Innovation

- Innovate and achieve proof of concept of new products that are derivatives of Pressure Exchanger Technology every 24 months, in annual cycles



Market Expansion

- Enhance market position in Desalination



Monetize Centrifugal Product Lines

- Monetize IsoBoost and IsoGen through direct sales, strategic partnership, and/or licensing

THANK YOU

